Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information

Pro forma financial information

The following pro forma information should be read in conjunction with the historical consolidated financial statements and the notes thereto of Oaktree Capital Group, LLC (“OCG”) as filed in OCG’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2022, and OCG’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2022, which was filed with the SEC on November 10, 2022.

The following unaudited pro forma condensed consolidated statement of financial condition as of September 30, 2022, has been prepared to give effect to the Restructuring as described in note 1 below, as if it had occurred on September 30, 2022.

The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2022, and for the year ended December 31, 2021, have been prepared to give effect to the Restructuring as if it had occurred on January 1, 2021.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Restructuring been consummated on January 1, 2021.

Please see accompanying notes to pro forma condensed consolidated financial statements

Oaktree Capital Group, LLC

Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition

As of September 30, 2022

(in thousands)

	Oaktree Capital Group, LLC Historical (a)	Pro Forma Adjustments (b)		Pro Forma Total
Assets
Cash and cash-equivalents	$120,544	$(87,692)		$32,852
U.S. Treasury and other securities	6,033	(6,033)		—
Corporate investments	1,289,818	(183,149)		1,106,669
Due from affiliates	104,537	(102,381)		2,156
Deferred tax assets	3,489	(3,489)		—
Right-of-use assets	27,148	(27,148)		—
Other assets	52,816	(15,285)		37,531
Assets of consolidated funds:
Cash and cash-equivalents	655,187	(478,602)	(c)	176,585
Investments, at fair value	11,945,770	(8,197,645)	(c)	3,748,125
Dividends and interest receivable	65,762	(41,864)	(c)	23,898
Due from brokers	60,418	—		60,418
Receivable for securities sold	88,191	(74,499)	(c)	13,692
Derivative assets, at fair value	37,839	—		37,839
Other assets, net	23,703	—		23,703

Total assets	$14,481,255	$(9,217,787)		$5,263,468

Liabilities and Unitholders’ Capital
Liabilities:
Accrued compensation expense	$150,891	$(104,160)		$46,731
Accounts payable, accrued expenses and other liabilities	35,757	(32,529)		3,228
Due to affiliates	18,535	(15,510)		3,025
Debt obligations	198,245	—		198,245
Operating lease liabilities	31,908	(31,908)		—
Liabilities of consolidated funds:
Accounts payable, accrued expenses and other liabilities	144,356	(65,809)	(c)	78,547
Payables for securities purchased	586,140	(517,331)	(c)	68,809
Derivative liabilities, at fair value	36,669	—		36,669
Distributions payable	1,201	—		1,201
Borrowings under credit facilities	975,705	—		975,705
Debt obligations of CLOs	7,987,368	(7,987,368)	(c)	—

Total liabilities	10,166,775	(8,754,615)		1,412,160

Non-controlling redeemable interests in consolidated funds	2,131,598	(6,999)	(c)	2,124,599

Capital attributable to preferred unitholders	400,584	—		400,584
Non-controlling interest in consolidated subsidiaries	465,414	(167,748)		297,666
Capital attributable to Brookfield units	1,316,884	(288,424)		1,028,460

Total unitholders’ capital	2,182,882	(456,172)		1,726,710

Total liabilities and unitholders’ capital	$14,481,255	$(9,217,786)		$5,263,469

Please see accompanying notes to pro forma condensed consolidated financial statements

Oaktree Capital Group, LLC

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the Nine Months Ended September 30, 2022

(in thousands)

	Oaktree Capital Group, LLC Historical (a)	Pro Forma Adjustments (b)		Pro Forma Total
Revenues:
Management fees	$183,370	$(183,370)	(c)	$—
Incentive income	56,070	—		56,070

Total revenue	239,440	(183,370)		56,070

Expenses:
Compensation and benefits	(118,371)	118,371		—
Equity-based compensation	(5,461)	5,461		—
Incentive income compensation	(17,141)	3,135		(14,006)

Total compensation and benefits expense	(140,973)	126,967		(14,006)
General and administrative	(17,548)	15,714		(1,834)
Depreciation and amortization	(1,349)	1,349		—
Consolidated fund expenses	(61,312)	26,072	(d)	(35,240)

Total expenses	(221,182)	170,102		(51,080)

Other income:
Interest expense	(171,032)	146,374	(e)	(24,658)
Interest and dividend income	408,396	(273,579)	(e)	134,817
Net realized loss on consolidated funds’ investments	(68,885)	23,072	(d)	(45,813)
Net change in unrealized appreciation (depreciation) on consolidated funds’ investments	(13,971)	92,030	(d)	78,059
Investment income	(20,004)	5,203		(14,801)
Other income, net	—	210		210

Total other income	134,504	(6,690)		127,814

Income before income taxes	152,762	(19,958)		132,804
Income taxes	(12,347)	12,347		—

Net income	140,415	(7,611)		132,804
Less:
Net income attributable to non-controlling interests in consolidated funds	(123,124)	(18)	(d)	(123,142)
Net income attributable to non-controlling interests in consolidated subsidiaries	11,406	1,959		13,365

Net income attributable to Oaktree Capital Group, LLC	28,697	(5,670)		23,027
Net income attributable to preferred unitholders	(20,487)	—		(20,487)

Net income attributable to Oaktree Capital Group, LLC Class A unitholders	$8,210	$(5,670)		$2,540

Please see accompanying notes to pro forma condensed consolidated financial statements

Oaktree Capital Group, LLC

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the Year Ended December 31, 2021

(in thousands)

	Oaktree Capital Group, LLC Historical (a)	Pro Forma Adjustments (b)		Pro Forma Total
Revenues:
Management fees	$234,786	$(234,786)	(c)	$—
Incentive income	1,219,624	—		1,219,624

Total revenue	1,454,410	(234,786)		1,219,624

Expenses:
Compensation and benefits	(162,260)	161,054		(1,206)
Equity-based compensation	(10,521)	10,521		—
Incentive income compensation	(594,300)	21,770		(572,530)

Total compensation and benefits expense	(767,081)	193,345		(573,736)
General and administrative	(21,694)	21,682		(12)
Depreciation and amortization	(2,332)	2,332		—
Consolidated fund expenses	(75,338)	27,735	(d)	(47,603)

Total expenses	(866,445)	245,094		(621,351)

Other income:
Interest expense	(155,265)	150,977	(e)	(4,288)
Interest and dividend income	389,251	(294,306)	(e)	94,945
Net realized loss on consolidated funds’ investments	22,238	6,951	(d)	29,189
Net change in unrealized appreciation (depreciation) on consolidated funds’ investments	122,517	14,370	(d)	136,887
Investment income	203,041	(304)	(d)	202,737
Other income, net	19	162		181

Total other income	581,801	(122,150)		459,651

Income before income taxes	1,169,766	(111,842)		1,057,924
Income taxes	(12,387)	12,387		—

Net income	1,157,379	(99,455)		1,057,924
Less:
Net loss attributable to non-controlling interests in consolidated funds	(186,515)	15,295	(d)	(171,220)
Net loss attributable to non-controlling interests in consolidated subsidiaries	(339,204)	35,676		(303,528)

Net income attributable to Oaktree Capital Group, LLC	631,660	(48,484)		583,176
Net income attributable to preferred unitholders	(27,316)	—		(27,316)

Net income attributable to Oaktree Capital Group, LLC Class A unitholders	$604,344	$(48,484)		$555,860

Please see accompanying notes to pro forma condensed consolidated financial statements

Oaktree Capital Group, LLC

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

($ in thousands, except where noted)

1. PRO FORMA TRANSACTION

Historical Background

As used in these unaudited pro forma condensed consolidated financial statements:

“Oaktree” refers to (i) Oaktree Capital Group, LLC and, where applicable, its subsidiaries and affiliates prior to October 1, 2019 and (ii) the Oaktree Operating Group and, where applicable, their respective subsidiaries and affiliates after September 30, 2019; and

the “Company” refers to Oaktree Capital Group, LLC and, where applicable, its subsidiaries and affiliates, including, as the context requires, affiliated Oaktree Operating Group members after September 30, 2019.

Oaktree is a leader among global investment managers specializing in alternative investments. Oaktree emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in credit, private equity, real assets and listed equities. Funds managed by Oaktree (the “Oaktree funds”) include commingled funds, separate accounts, collateralized loan obligation vehicles (“CLOs”) and business development companies (“BDCs”). Commingled funds include open-end and closed-end limited partnerships in which Oaktree makes an investment and for which it serves as the general partner. CLOs are structured finance vehicles in which Oaktree typically makes an investment and for which it serves as collateral manager.

Oaktree Capital Group, LLC is a Delaware limited liability company that was formed on April 13, 2007. The Company’s issued and outstanding member interests are divided into certain classes and series of units. The Company’s outstanding units are held by (i) an affiliate of Brookfield Asset Management, Inc. (to be renamed Brookfield Corporation in connection with the Restructuring, as defined below) (“Brookfield”) as the sole holder of the Company’s Class A common units, (ii) preferred unitholders as the holders of Series A and Series B preferred units listed on the NYSE, which represent only the right to receive certain distributions from the Company and such other rights as are specified in the relevant preferred unit designations, and (iii) Oaktree Capital Group Holdings, L.P. (“OCGH”) as the sole holder of the Company’s Class B common units, which units do not represent an economic interest in the Company. OCGH is owned by Oaktree’s senior executives, current and former employees, and certain other investors (collectively, the “OCGH unitholders”). Subject to the operating agreement of the Company, to the extent the approval of any matter requires the vote of the Company’s unitholders, the Class A units are entitled to one vote per unit and the Class B units are entitled to ten votes per unit, voting together as a single class.

The Oaktree business is conducted through a group of six operating entities collectively referred to as the “Oaktree Operating Group.” The interests in the Oaktree Operating Group are referred to as the “Oaktree Operating Group units.” An Oaktree Operating Group unit is not a separate legal interest but represents one limited partnership interest in each of the Oaktree Operating Group entities. OCGH has a direct economic interest in all six of the Oaktree Operating Group members. The Company’s operations, however, are conducted through an indirect economic interest in only two (on a historical basis) or one (on a pro forma basis) of these six Oaktree Operating Group entities. References to “Oaktree” in these financial statements will generally refer to the collective business of the Oaktree Operating Group, of which consolidated subsidiaries of the Company are components.

The Company’s ownership and operational structure prior to December 1, 2022 were the results of a merger with Brookfield completed on September 30, 2019 (“Merger”) and a subsequent restructuring completed on October 1, 2019 in connection with the Merger. See audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC for more information regarding the Merger and Restructuring.

Oaktree Capital Management, L.P. (“OCM”), an affiliate of the Company, provides certain administrative and other services relating to the operations of the Company’s business pursuant to a Services Agreement between the Company and OCM (as amended from time to time, the “Services Agreement”).

Oaktree Capital Group, LLC

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

($ in thousands, except where noted)

Restructuring Transaction

On November 30, 2022, the Company entered into the Globe Restructuring Agreement, by and among the Company, Brookfield US Holdings Inc., a corporation incorporated under the laws of the Province of Ontario (“BUSHI”), and certain other affiliates of the Company or BUSHI (the “Globe Restructuring Agreement”). Pursuant to the Globe Restructuring Agreement, on November 30, 2022, the parties thereto consummated certain transactions in connection with an internal reorganization (the “Restructuring”), whereby, among other things, the Company distributed all of its interest in the economic shares of Oaktree Holdings, Ltd., a Cayman Islands exempted company (“Oaktree Holdings, Ltd.”), to BUSHI, the sole holder of the Company’s Class A units. Concurrently, the Company transferred to Atlas OCM Holdings, LLC, a Delaware limited liability company and a non-subsidiary affiliate of the Company, the voting shares of Oaktree Holdings, Ltd. held by the Company.

The Oaktree Operating Group entities reflected in these condensed consolidated pro forma financial statements are (i) on a historical and pro forma basis, Oaktree Capital I, L.P., which acts as or controls the general partner of certain Oaktree funds and which holds a majority of Oaktree’s investments in its funds and (ii) on a historical basis only, Oaktree Capital Management (Cayman), L.P., which represents Oaktree’s non-U.S. fee business. The Adjustments to Historical Financial Information primarily reflect the assets, liabilities and financial results of the Oaktree Operating Group entity no longer controlled directly by OCG and deconsolidated as a result of the Restructuring: Oaktree Capital Management (Cayman), L.P., which is held by Oaktree Holdings, Ltd.

As described in notes 2 and 4 of the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2021, certain funds managed by Oaktree and CLOs for which Oaktree serves as collateral manager are variable interest entities (VIEs). As of September 30, 2022, the Company consolidated 26 VIEs for which it was the primary beneficiary, including 9 funds managed by Oaktree and 17 CLOs for which Oaktree serves as collateral manager. As a result of the Restructuring, which constitutes a reconsideration event, the Company re-assessed the primary beneficiary determination and concluded that it was no longer the primary beneficiary for CLOs where its direct ownership interests are held by operating group entities no longer controlled directly by the Company. The deconsolidation of these entities, has been reflected in the condensed consolidated pro forma financial statements as if it occurred on September 30, 2022 for the pro forma condensed consolidated statement of financial condition and on January 1, 2021 for the pro forma condensed consolidated statements of operations.

2. BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed consolidated statement of financial condition as of September 30, 2022, has been prepared to give effect to the Restructuring described in note 1, which occurred on November 30, 2022, as if it had occurred on September 30, 2022.

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2022, and for the year ended December 31, 2021 (each a “Pro Forma Period”), have been prepared to give effect to the Restructuring described in note 1, as if it had occurred on January 1, 2021.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States. Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information

Oaktree Capital Group, LLC

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

($ in thousands, except where noted)

illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the applicable Pro Forma Period. In addition, this unaudited pro forma financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

3. ADJUSTMENTS TO UNAUDITED PRO FORMA STATEMENT OF FINANCIAL CONDITION AS OF SEPTEMBER 30, 2022

a.	Historical financial information as of September 30, 2022, derived from the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022.

b.

Represents adjustments to the statement of financial position of the Company as of September 30, 2022, to give effect to the Restructuring and related transfer of interests as if it had occurred on September 30, 2022.

c.	Represents balances of certain funds deconsolidated by OCG in connection with the Restructuring. Refer to note 1 regarding the deconsolidation of funds.

4. ADJUSTMENTS TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2022

a.	Historical financial information for the nine months ended September 30, 2022, derived from the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2022.

b.

Represents adjustments to the statement of operations of the Company for the nine months ended September 30, 2022, to give effect to the Restructuring and related transfer of interests as if it had occurred on January 1, 2021.

c.

Net adjustment represents removal of management fees totaling $7.9 million and $175.5 million of sub-advisory fees earned by OCM Cayman from the Oaktree Operating Group entities no longer controlled directly by OCG.

d.	Represents results of certain funds deconsolidated by OCG in connection with the Restructuring. Refer to note 1 regarding the deconsolidation of funds.

Oaktree Capital Group, LLC

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

($ in thousands, except where noted)

e.

Interest expense pro forma adjustments include $2.4 million from the deconsolidation of Oaktree Operating Group entities no longer controlled directly by OCG and $144.0 million from the associated deconsolidation of funds.

Interest and dividend income pro forma adjustments include $2.8 million from the deconsolidation of Oaktree Operating Group entities no longer controlled directly by OCG and $270.8 million from the associated deconsolidation of funds. Refer to note 1 regarding the deconsolidation of funds.

5. ADJUSTMENTS TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

a.	Historical financial information for the year ended December 31, 2021, derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

b.

Represents adjustments to the statement of operations of the Company for the year ended December 31, 2021, to give effect to the Restructuring and related transfer of interests as if it had occurred on January 1, 2021.

c.

Net adjustment represents removal of management fees totaling $10.7 million and $224.1 million sub-advisory fees earned by OCM Cayman from the Oaktree Operating Group entities no longer controlled directly by OCG.

d.	Represents results of certain funds deconsolidated by OCG in connection with the Restructuring. Refer to note 1 regarding the deconsolidation of funds.

e.

Interest expense pro forma adjustments include $4.3 million from the deconsolidation of Oaktree Operating Group entities no longer controlled directly by OCG and $146.7 million from the associated deconsolidation of funds.

Interest and dividend income pro forma adjustments include $4.3 million from the deconsolidation of Oaktree Operating Group entities no longer controlled directly by OCG and $290.0 million from the associated deconsolidation of funds. Refer to note 1 regarding the deconsolidation of funds.